UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to §240.14a-12

CATHAY MERCHANT GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CATHAY MERCHANT GROUP, INC.

Unit 803, Dina House, Ruttonjee Centre,

11 Duddell Street, Central,

Hong Kong SAR, China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 7, 2007

9:00 A.M. (HONG KONG TIME)

TO THE STOCKHOLDERS OF CATHAY MERCHANT GROUP, INC.:

NOTICE IS HEREBY GIVEN that Cathay Merchant Group, Inc., a Delaware corporation, (the "Company") will hold its Annual Meeting of Stockholders on May 7, 2007, at 9:00 a.m. (Hong Kong time) at Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China.

The Annual Meeting is being held for the following purposes:

1.

To ratify the appointment of Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann as the directors of the Company for the five month transition year ended December 31, 2005;

2.	To ratify the appointment of Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann as directors for the 2006 fiscal year;
3.	To appoint Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung as directors for the 2007 fiscal year;
4.

To ratify the appointment of Peterson Sullivan PLLC, certified public accountants, as independent accountants of our company for the five month transition period ended December 31, 2005, and to ratify the remuneration paid to the independent accountants as determined by the board of directors;

5.

To ratify the appointment of RSM Hemmelrath GmbH as our independent registered public accounting firm for the year ended December 31, 2006, and to ratify the remuneration paid to the independent accountants as determined by our board of directors;

6.

To appoint RSM Hemmelrath GmbH as our independent registered public accounting firm for the year ending December 31, 2007, and to authorize the board of directors to determine the remuneration payable to the independent accountants; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on March 9, 2007 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's common shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the common shares represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR COMMON SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE

PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR COMMON SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR COMMON SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Michael J. Smith

Michael J. Smith

Chairman of the Board of Directors,

President, Chief Executive Officer,

Chief Financial Officer and Secretary

Dated: April 16, 2007

CATHAY MERCHANT GROUP, INC.

Unit 803, Dina House, Ruttonjee Centre,

11 Duddell Street, Central,

Hong Kong SAR, China

PROXY STATEMENT

APRIL 16, 2007

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our board of directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 7, 2007 at 9:00 a.m. (Hong Kong time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about April 16, 2007 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China.

Who Can Vote

You are entitled to vote if you were a holder of record of our common shares as of the close of business on March 9, 2007 (the "Record Date"). Your common shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Common shares Outstanding and Quorum

Holders of record of our common shares at the close of business on March 9, 2007, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of our common shares represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, a quorum is constituted for a meeting of our stockholders if our stockholders who collectively own at least a majority of our common shares are present in person or are represented by duly appointed proxies at the meeting.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the common shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Annual Meeting. The board of directors knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, American Stock Transfer, 86 Trinity Place, New York, NY 10006, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the Chairman of the Annual

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Meeting on the day of the Annual Meeting but prior to the commencement of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

The persons named as proxyholders in the proxy card were designated by the board of directors. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The common shares represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the common shares will be voted accordingly.

Voting of Common shares

Stockholders of record on March 9, 2007 are entitled to one vote for each common share held on all matters to be voted upon at the Annual Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All common shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Common shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Common shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Solicitation of proxies will solely occur through the mail. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding our common shares in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of our common shares. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. We anticipate that the total amount to be spent in furtherance of, or in connection with the solicitation of our stockholders, will be $5,000.

Advice To Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as a substantial number of stockholders do not hold common shares in their own name. Stockholders who do not hold their common shares in their own name (referred to in this Proxy Statement as "Beneficial Stockholders") should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of the common shares can be recognized and acted upon at the Annual Meeting. If common shares are listed in an account statement provided to a stockholder by a broker, then in almost all cases those common shares will not be registered in the stockholder's name on the records of our company. Such common shares will more likely be

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registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such common shares are registered under the name of Cede & Co., as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

Applicable regulatory policy requires intermediaries and brokers to seek voting instructions from Beneficial Stockholders in advance of stockholders' meetings. Every intermediary and broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their common shares are voted at the Annual Meeting. The form of proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the proxy card provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States. ADP typically applies a special sticker to proxy forms and mails those forms to the Beneficial Stockholders. Beneficial Stockholders in the United States should return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at the Meeting. A Beneficial Stockholder receiving an ADP proxy cannot use that proxy to vote common shares directly at the Annual Meeting – the proxy must be returned to ADP well in advance of the Annual Meeting in order to have their common shares voted at the Annual Meeting.

Although a Beneficial Stockholder may not be recognized directly at the Meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a Beneficial Stockholder may attend at the Annual Meeting as proxyholder for the registered stockholder and vote the common shares in that capacity. Beneficial Stockholders who wish to attend at the Annual Meeting and indirectly vote their common shares as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Annual Meeting.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal proxy which would enable the Beneficial Stockholder to attend at the Annual Meeting and vote his or her common shares.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

We are a Delaware corporation listed on the American Stock Exchange. Although we are not required to hold an annual general meeting under the corporate law of Delaware, we are required to hold an annual general meeting pursuant to the listing requirements of the American Stock Exchange. We did not hold an annual general meeting for our five month transition period ended December 31, 2005, nor for our fiscal year ended December 31, 2006. As a result, we are asking our shareholders of record to ratify the appointment of our directors for such periods and to appoint four nominees as directors for our fiscal year ended December 31, 2007. At the Annual Meeting, the stockholders will be asked to consider six proposals. A summary of these proposals is as follows:

Proposal 1.	Ratification of Directors for the Five Month Transition Year Ended December 31, 2005.

On November 8, 2005, our board of directors approved a change of our fiscal year end from July 31 to December 31. To effect this change, we reported a one-time, five month transition year covering the period ended December 31, 2005. Michael Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann served as directors of our company during the five month transition period. We did not hold a shareholders' meeting to elect or ratify the appointment of our directors who served during the five month transition period ended December 31, 2005.

The board of directors recommends that you vote FOR the ratification of the appointment of the directors who served in such capacity of our company during the five month transition period ended December 31, 2005.

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Proposal 2.	Ratification of Directors for the 2006 Fiscal Year.

Michael Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann served as directors of our company during our 2006 fiscal year. We did not hold a shareholders' meeting to elect or ratify the appointment of our directors who served during the year ended December 31, 2006.

The board of directors recommends that you vote FOR the ratification of the appointment of the directors who served in such capacity of our company during the 2006 fiscal year.

Proposal 3.	Election of Directors.

The entire board of directors is required to be elected annually by the stockholders at the Annual Meeting. The board of directors has selected four nominees based upon their ability and experience. The nominees consist of Michael Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung. All of the nominees are currently serving as directors of our company.

The board of directors recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 4.	Ratification of Independent Accountants for the Five Month Transition Year Ended December 31, 2005.

On November 8, 2005, our board of directors approved a change of our fiscal year end from July 31 to December 31. To effect this change, we reported a one-time, five month transition year covering the period ended December 31, 2005. Our board of directors appointed Peterson Sullivan PLLC, certified public accountants, as independent accountants of our company for the five month transition year ended December 31, 2005. We did not hold a shareholders' meeting to ratify the appointment of our independent accountant who served during the five month transition period.

The board of directors recommends that you vote FOR the ratification of the appointment of Peterson Sullivan PLLC, certified public accountant, who served as independent accountants of our company during the five month transition period and the ratification of the remuneration paid to the independent accountant as determined by our board of directors.

Proposal 5.	Ratification of Independent Accountants for the 2006 Fiscal Year.

Our board of directors appointed RSM Hemmelrath GmbH as our independent registered public accounting firm for the 2006 fiscal year. We did not hold a shareholders' meeting to ratify the appointment of our independent accountants who served during the year ended December 31, 2006.

The board of directors recommends that you vote FOR the ratification of the appointment of RSM Hemmelrath GmbH, who served as our independent registered public accounting firm during the 2006 fiscal year and the ratification of the remuneration paid to the independent accountant as determined by our board of directors.

Proposal 6.	Appointment of Independent Accountants for the 2007 Fiscal Year.

The Audit Committee has nominated RSM Hemmelrath GmbH, to serve as our independent registered public accounting firm until the next Annual Meeting in 2008. RSM Hemmelrath GmbH provided audit and other services in 2006 which are set out in this proxy statement.

The board of directors recommends that you vote FOR approval of RSM Hemmelrath GmbH as the independent registered public accounting firm for our company and to authorize the board of directors to fix the remuneration of the independent accountants.

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PROPOSALS ONE THROUGH THREE:

RATIFICATION OF APPOINTMENT OF DIRECTORS WHO SERVED DURING THE FIVE MONTH TRANSITION YEAR ENDED DECEMBER 31, 2005 AND THE YEAR ENDED DECEMBER 31, 2006 AND THE APPOINTMENT OF NOMINEES TO SERVE AS DIRECTORS DURING THE YEAR ENDING DECEMBER 31, 2007

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of common shares or otherwise, in any matter to be acted upon at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

We have set forth in the following table certain information regarding our common shares beneficially owned on the record date of March 9, 2007 for (i) each stockholder we know to be the beneficial owner of 5% or more of our common shares, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days of April 10, 2007. As of April 10, 2007, we had 18,890,579 common shares issued and outstanding. To the best of our knowledge, there are not voting arrangements with any of our shareholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Mass Financial Corp. Palm Court, 28 Pine Road Belleville, St. Michael Barbados	5,256,844(2)	27.8%(2)
MFC Merchant Bank S.A. Kasernenstrasse 1 CH – 9100 Herisau Switzerland	Nil(2)	Nil(2)
Michael J. Smith 8th Floor, Dina House Ruttonjee Centre 11 Duddell Street Central, Hong Kong SAR China	5,256,844(2) (3)	27.8%(2)
Dr. Stefan Feuerstein Berlin Charlotten Str 59 Germany, D-1017	Nil	Nil%
Jelena Djordjevic-Lausevic III Bulevar 124, Beograd, Serbia, 11070	Nil	Nil%
Mirjana Lausevic-Zdravkovic Cara Lazara 7, Belgrade, Serbia, 11000	Nil	Nil%

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Andrew Hung c/o Unit 803, Dina House Ruttonjee Centre 11 Duddell Street Central, Hong Kong SAR China	Nil	Nil%
Lloyd Miller III 4550 Gordon Drive Naples, Florida 34012	1,993,900(4)	10.6%(4)
Directors and Officers as a Group (5 persons)	5,256,844(2) (3)	27.8%(2)

(1)	Based on 18,890,579 common shares issued and outstanding on April 10, 2007.

(2)

This number does not include the number of common shares that can be acquired by MFC Merchant Bank upon conversion of the balance amount under a credit facility agreement dated April 26, 2004 with MFC Merchant Bank. As part of MFC Merchant Bank's compensation for services to be performed by it under the credit facility agreement, MFC Merchant Bank may at any time and from time to time during the term of the agreement, convert the balance of the credit facility or any portion thereof into our common shares. The rate of exchange for the purposes of calculating the number of our common shares to be exchanged for the balance, or portion thereof, of the credit facility is: (amount of credit facility to be converted) divided by (the applicable ten day average of the closing price of our common shares). See the section "Change of Control", below, for further details regarding the conversion rights of our common shares held by MFC Merchant Bank.

(3)

Michael J. Smith is the President, Secretary and a director of Mass Financial Corp., which holds all of the common shares of MFC Merchant Bank. Michael J. Smith is also the Chairman of the Board of MFC Merchant Bank.

(4)	Lloyd Miller III disclaims beneficial ownership in 1,765,900 common shares.

CHANGE OF CONTROL

At a special meeting of our shareholders on September 16, 2004, our shareholders granted MFC Merchant Bank the right to convert the remaining $18,425,000 of the credit facility into our common shares. The rate of exchange for the purposes of calculating the number of common shares to be issued in regards to the conversion of the credit facility is determined by the following calculation: the amount of the credit facility to be converted divided by the ten day average of the closing price of our common shares. If MFC Merchant Bank exercises conversion rights under our credit facility, the event will result in a change in control of our company. Based on our ten-day average of the closing price of our common shares of and including April 10, 2007, of $0.42, the $18,425,000 remainder of the credit facility may be converted into 43,869,047 shares of our common shares, or 70% of our outstanding stock as of such date. As a result, Mass Financial, which holds all of the shares of MFC Merchant Bank, would be the indirect beneficial owner of 49,125,891 common shares, or 78% of our outstanding common shares as of such date (assuming the issuance of the 43,869,047 shares as of such date). The conversion of the remaining balance under the credit facility would significantly dilute our shareholders, result in a change of control in our company and would grant Mass Financial the power to unilaterally appoint the entire board of directors of our company without the support of any of our other shareholders.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

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Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Michael J. Smith Hong Kong SAR, China	Chairman of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer and Secretary	59	May 10, 2004
Mirjana Lausevic-Zdravkovic(1)(2)(3) Serbia	Director	40	April 20, 2004
Andrew Hung(1)(2)(3) Hong Kong SAR, China	Director	44	December 4, 2006
Jelena Djordjevic-Lausevic(1)(2)(3) Serbia	Director	62	April 20, 2004
Dr. Stefan Feuerstein Germany	Chief Operating Officer	54	November 10, 2005

(1)	Members of our Audit Committee
(2)	Members of our Compensation Committee
(3)	Members of our Nominating and Corporate Governance Committee

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our current bylaws provide for a board of directors of between four and ten directors with the number of directors to be set from time to time by a resolution of the board of directors. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of four directors. The board of directors meets periodically to review significant developments affecting our company and to act on matters requiring board of director approval. During fiscal 2006, the board of directors acted by consent resolution on seven occasions. We have not adopted a formal policy with respect to the members of our board of directors attending our Annual Meeting. One director attended our last annual meeting held on June 15, 2005.

Nominees for Election

The entire board of directors is elected annually by the stockholders at the Annual Meeting. The board of directors has selected four nominees based upon their ability and experience. The nominees include Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung. All of the nominees are currently serving as directors of our company. The board of directors recommends that you vote FOR each of the nominees. Set forth below is biographical information for each person nominated for election to the board of directors.

Michael J. Smith

Mr. Smith has been a member of our board of directors since May 10, 2004, and has been our President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of our board of directors since October 6, 2004. Mr. Smith previously served as a member of our board of directors from September 9, 2003, to April 20, 2004, and as our President, Chief Executive Officer, Chief Financial Officer and Secretary from September 16,

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2003, to April 20, 2004. Mr. Smith is the Chairman of the Board, Chief Financial Officer and Secretary and a director of KHD Humboldt Wedag, an industrial plant engineering and equipment supply company listed on the Nasdaq National Market. Mr. Smith has also served as the President, Secretary and a director of Blue Earth Refineries Inc., a non-traded foreign private issuer whose ordinary common shares are registered under section 12(g) of the Securities Exchange Act of 1934, as amended, since July 7, 2004. Mr. Smith is also the President and a director of Mass Financial Corp., a former wholly-owned subsidiary of KHD Humboldt Wedag.

Jelena Djordjevic-Lausevic

Ms. Djordjevic-Lausevic has been a member of our board of directors since April 20, 2004. Ms. Djordjevic-Lausevic is currently the general manager of the Bureau of Urban Planning and Municipal Activities of Serbia, a state-owned company. The Bureau of Urban Planning was recently employed by the Government of Serbia and Montenegro to perform urban planning in southern Serbia. Ms. Djordjevic-Lausevic is the mother of Mirjana Lausevic-Zdravkovic, a member of our board of directors.

Mirjana Lausevic-Zdravkovic

Ms. Lausevic-Zdravkovic has been a member of our board of directors since April 20, 2004. Since 1997, Ms. Lausevic-Zdravkovic has served as marketing manager of Garden Center, a representative company of Blumex BV, a Dutch importer/exporter of flowers and plants. Ms. Lausevic-Zdravkovic was responsible for organizing Garden Center's marketing campaign and strategy and promoting the company throughout Serbia and Montenegro. Ms. Lausevic-Zdravkovic has a bachelor's degree in forestry from the University of Belgrade. Ms. Lausevic-Zdravkovic is the daughter of Jelena Djordjevic-Lausevic, a member of our board of directors.

Andrew Hung

Mr. Hung has been a member of our board of directors since December 4, 2006. Mr. Hung is a Chartered Accountant and Chartered Secretary in the United Kingdom and has worked as an accountant with Charles Chan, Ip & Fung CPA Limited from September 1998 to January 2002. Since February 2002, Mr. Hung has operated his own accounting firm based out of Hong Kong SAR, China. Mr. Hung has been a member of the Institute of Chartered Accountants in England and Wales since 1988, a member of the Hong Kong Institute of Certified Public Accountants since 1992, a member of the Institute of Chartered Secretaries and Administrators (United Kingdom) since 1991, and a Certified Public Accountant since 1994. Mr. Hung obtained his Master of Business Administration (Finance) in 1999 from Huron University, South Dakota, U.S.A. and a Bachelor of Arts degree (Economics and Accounting) in 1984 from University of Reading, United Kingdom.

Family Relationships

There are no family relations among any of our directors or officers other than the relationship between Ms. Djordjevic-Lausevic and Ms. Mirjana Lausevic-Zdravkovic, both of whom are directors. Jelena Djordjevic-Lausevic is the mother of Mirjana Lausevic-Zdravkovic.

Involvement In Certain Legal Proceedings.

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

•	any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

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•

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Vote Required and Board Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE DIRECTORS WHO SERVED DURING THE FIVE MONTH TRANSITION YEAR ENDED DECEMBER 31, 2005 AND THE YEAR ENDED DECEMBER 31, 2006 AND FURTHER RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO SERVE AS DIRECTORS DURING

THE YEAR ENDING DECEMBER 31, 2007

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as otherwise disclosed herein, no director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, during the year ended December 31, 2006, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years.

In order to provide a source of funding for the business activities, in April 2004, we entered into a five-year $20 million Revolving Credit Facility with MFC Merchant Bank which matures in March 2009. We have common directors with MFC Merchant Bank and its parent company, Mass Financial. The interest rate on all outstanding amounts under the facility is the one-month London Inter-Bank Offered Rate plus 3.5%. Additionally, we are required to pay an unused facility fee of 0.75% per year on the daily average of the unused amount of the commitment during the term which was $138,000 for the year ended December 31, 2006, of which $104,000 was payable as at December 31, 2006. We also agreed to pay MFC Merchant Bank an arrangement fee of $400,000, which was paid in full in May 2004 and is amortized over the useful life of the facility. The facility is secured by receivables and any current or future property assets. As at December 31, 2006, there is no amount outstanding under the facility. We may need additional funding in the future depending on the ultimate scope of the merchant banking activities

Under the term of the facility, MFC Merchant Bank may convert all amounts borrowed into shares of our common stock at a price equal to the ten-day trailing average of the closing price per share of our common stock immediately prior to conversion, subject to any regulation imposed by an exchange where our shares are listed. We reserved sufficient shares of common stock for this potential conversion.

During the year ended December 31, 2006, we deposited our cash and cash equivalents with MFC Merchant Bank. Interest income on the deposit was $44,000 for the year ended December 31, 2006. Such deposit amounted to $3.1 million as at December 31, 2006. We also had a management agreement with MFC Merchant Bank whereby we paid $75,000 per month as a management fee. We paid a total of $300,000 to MFC Merchant Bank under the management agreement until the agreement was terminated in 2006.

We sold $78.5 million, representing 78% of total sales, and paid a net marketing charge of $1.8 million to Mass Financial for the year ended December 31, 2006.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file.

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Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2006, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD OF DIRECTORS

Our company operates with a standing audit committee, compensation committee and a nominating and corporate governance committee. During February 2005, our board of directors and our audit committee undertook a corporate governance review of our company. As a result of the review, our board of directors adopted a new audit committee charter, a new nomination and corporate governance charter and a compensation committee charter. Our board of directors and our management believe that the review of our corporate governance policies and procedures and the adoption of new and updated corporate charters emphasize our company's efforts to upholding high standards of corporate governance and setting high standards of ethical conduct.

A shareholder who wishes to communicate with our board of directors, or specific individual directors, may do so by directing a written request addressed to such directors or director, as the case may be, to the care of Michael J. Smith, at the address appearing on the first page of this proxy statement-prospectus.

AUDIT COMMITTEE

We have a standing audit committee which currently consists of Mirjana Lausevic-Zdravkovic, Andrew Hung and Jelena Djordjevic-Lausevic, all of whom are non-employee directors of our company. All of the members of the audit committee are independent as defined by section 803 of the Amex Company Guide. The audit committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 and is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the board of directors the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the board of directors, when so requested, on any accounting or financial matters.

AUDIT COMMITTEE FINANCIAL EXPERT

Our board of directors has determined that we have one audit committee financial expert serving on the audit committee, which person is Andrew Hung. Andrew Hung is qualified as a Chartered Accountant and Chartered Secretary in the United Kingdom and has worked as an accountant with Charles Chan, Ip & Fung CPA Limited from September 1998 to January 2002. From February 2002 until present, Mr. Hung has operated his own accounting firm based out of Hong Kong, China. Mr. Hung has been a member of the Institute of Chartered Accountants in England and Wales since 1988, a member of the Hong Kong Institute of Certified Public Accountants since 1992, a member of the Institute of Chartered Secretaries and Administrators (United Kingdom) since 1991, and a Certified Public Accountant since 1994. Mr. Hung obtained his Master of Business Administration (Finance) in 1999 from Huron University, South Dakota, U.S.A. and a Bachelor of Arts degree (Economics and Accounting) in 1984 from University of Reading, United Kingdom. Our board of directors has also determined that Andrew Hung is "independent", as defined by section 803 of the Amex Company Guide.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2006.

The Audit Committee has also discussed with RSM Hemmelrath GmbH the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

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The Audit Committee has received and reviewed the written disclosures and the letter from RSM Hemmelrath GmbH required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with RSM Hemmelrath GmbH their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements referred to above be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 filed with the Securities and Exchange Commission and our proxy statement for its 2007 Annual Stockholders' Meeting.

The Audit Committee of our board of directors currently consists of Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Jelena Djordjevic-Lausevic

Mirjana Lausevic-Zdravkovic

Andrew Hung

COMPENSATION COMMITTEE

Our company has a standing compensation committee that operates pursuant to a compensation committee charter, a copy of which was attached as exhibit 99.5 to the proxy statement-prospectus filed with the Securities and Exchange Commission on March 15, 2005. Our compensation committee consists of Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung, each of whom is considered to be independent as that term is defined in the listing standards of the American Stock Exchange. During the fiscal year ended December 31, 2006, our compensation committee did not hold any meetings.

The purpose of our compensation committee is to oversee our company's compensation and benefit plans, including our incentive-compensation and equity-based plans. Our compensation committee also monitors and evaluates matters relating to the compensation and benefits structure of our company and takes other such actions within the scope of the compensation committee charter as our board of directors may assign to the compensation committee from time to time.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our company has a standing nominating and corporate governance committee that operates pursuant to a nominating and corporate governance charter, a copy of which was attached as exhibit 99.6 to the proxy statement-prospectus filed with the Securities and Exchange Commission on March 15, 2005. Our compensation committee consists of Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Andrew Hung, each of whom is considered to be independent as that term is defined in the listing standards of the American Stock Exchange. During the fiscal year ended December 31, 2006, our nominating and corporate governance committee acted by consent resolution on one occasion.

The nominating and corporate governance committee is responsible for, among other things, identifying individuals qualified to become directors of our board of directors or any of our committees, and to select, or to recommend that our board of directors select, such individuals as nominees for election to our board of directors. In addition, our nominating and corporate governance committee periodically evaluates the qualifications and independence of each director on our board of directors and our various committees. Finally, our nominating and corporate governance committee annually assesses the performance of our board of directors.

Currently, our nominating and corporate governance committee does not have any specific or minimum qualifications that our nominating and corporate governance committee believes must be met by a nominee for a position on our company's board of directors. Instead, our nominating and corporate governance charter empowers

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our committee to use their discretion on a case by case basis in considering a potential nominee based on the nominee's individual merits and the needs of our company at that particular time.

Our committee does not have a policy with regards to the consideration of any director candidates recommended by our shareholders. Our nominating and corporate governance committee has determined that each of the independent directors who comprise the committee are in the best position to evaluate our company's requirements as well as the qualifications of each candidate when the committee considers a nominee for a position on our board of directors.

CODE OF ETHICS

On February 15, 2005, our company adopted a new code of ethics and business conduct which replaced our former code of ethics. A copy of our new code of ethics and business conduct was attached as Exhibit 99.7 to the proxy statement-prospectus filed with the Securities and Exchange Commission on March 15, 2005. Our code of ethics and business conduct applies to our directors, executive officers and employees.

COMPENSATION OF EXECUTIVE OFFICERS

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;
(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2006; and
(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2006, who we will collectively refer to as our named executive officers, of our company for the years ended December 31, 2006 and 2005, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael J. Smith President, Chief Executive Officer, Chief Financial Officer and Secretary	2006 2005(1)	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Dr. Stefan Feuerstein(2) Chief Operating Officer	2006	$240,773	Nil	Nil	Nil	Nil	Nil	Nil	$240,773
(1)	Five month transition period ended December 31, 2005.
(2)	Dr. Stefan Feuerstein was appointed Chief Operating Officer in November 2005.

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Employment of Named Executive Officers

We have not entered into an employment agreement with Michael Smith, and there are no compensatory plans or arrangements with respect to the employment of Michael Smith resulting from his resignation, retirement or other termination of employment or from a change of control.

We have entered into an employment agreement, as amended, with Dr. Stefan Feuerstein as Chief Operating Officer of our company. Pursuant to agreement, as amended, we currently pay Mr. Feuerstein a sum of €850 per day in addition to all reasonable expenses incurred in connection with carrying out the duties of Chief Operating Officer of our company. During the year ended December 31, 2006, we paid Mr. Feuerstein $240,773 for his services. There are no compensatory plans or arrangements with respect to the employment of Dr. Stefan Feuerstein resulting from his resignation, retirement or other termination of employment or from a change of control.

Our management functions are performed by our directors and executive officers and not, to any substantial degree, by any other person with whom we have contracted. During our year ended December 31, 2006, we retained advisory services, in addition to other services, from MFC Merchant Bank in exchange for $75,000 per month for an initial term of twelve months, which was terminated on April 30, 2006. Details regarding the advisory services are set out under the heading "Certain Relationships and Related Transactions."

Outstanding Equity Awards at Fiscal Year-End

As at December 31, 2006, there were no unexercised options or stock that had not vested in regards to our named executive officers, and there was no equity incentive plan awards for our named executive officers during the year ended December 31, 2006.

Stock Options

We established a 1996 Stock Option Plan, as amended, to provide for the issuance of stock options to acquire an aggregate of up to 1,500,000 shares of our common stock which plan was approved by our stockholders. During 2006, the 1996 Stock Option Plan automatically terminated following the expiration of its ten year term. Although the 1996 Stock Option Plan has terminated, the options issued under the plan continue to be exercisable in accordance with the terms upon which they were issued. As of April 10, 2007, there were 96,000 options outstanding that were issued under our former 1996 Stock Option Plan.

We established a Long Term Incentive and Share Award Plan in 2002, which permits the issuance of stock options to acquire an aggregate of up to 1,000,000 shares of our common stock. Stock options granted under the 2002 Share Award Plan are either incentive stock options or non-qualified stock options which are granted to our employees, officers, directors or consultants.

As at December 31, 2006, we had 772,500 options outstanding (96,000 granted under our former 1996 Stock Option Plan, 151,500 granted under our 2002 Share Award Plan and 525,000 options granted outside these plans) and 39,000 options available for future grants. During the year ended December 31, 2006, we did not grant any options to purchase shares of our common stock.

Options Grants in the Year Ended December 31, 2006

During the year ended December 31, 2006, no stock options were granted to the named executive officers.

Aggregated Options Exercised in the Year Ended December 31, 2006 and Year End Option Values

There were no stock options exercised during the year ended December 31, 2006 and no stock options held by the named executive officers at the end of the year ended December 31, 2006.

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Repricing of Options/SARS

We did not reprice any options previously granted to any named executive officers during the year ended December 31, 2006.

Director Compensation

The following table summarizes compensation paid to all of our directors during the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Qualified Deferred Compensation Earnings ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Mirjana Lausevic-Zdravkovic	$30,081	Nil	Nil	N/A	N/A	Nil	$30,081
Andrew Hung	$6,250(1)	Nil	Nil	N/A	N/A	Nil	$6,250(1)
Jelena Djordjevic-Lausevic	$30,081	Nil	Nil	N/A	N/A	Nil	$30,081
Michael J. Smith	Nil	Nil	Nil	N/A	N/A	Nil	Nil

(1)	Andrew Hung was appointed as a director of our company on December 4, 2006. All of our other directors served in such a capacity for the year ended December 31, 2006.

EQUITY COMPENSATION PLAN INFORMATION

We established a 1996 Stock Option Plan, as amended, to provide for the issuance of stock options to acquire an aggregate of up to 1,500,000 shares of our common stock which plan was approved by our stockholders. During 2006, the 1996 Stock Option Plan automatically terminated following the expiration of its ten year term. Although the 1996 Stock Option Plan has terminated, the options issued under the plan continue to be exercisable in accordance with the terms upon which they were issued. As of April 10, 2007, there were 96,000 options outstanding that were issued under our former 1996 Stock Option Plan.

We established a Long Term Incentive and Share Award Plan in 2002, which permits the issuance of stock options to acquire an aggregate of up to 1,000,000 shares of our common stock. Stock options granted under the 2002 Share Award Plan are either incentive stock options or non-qualified stock options which are granted to our employees, officers, directors or consultants.

The following table provides a summary of the number of stock options granted under the Long Term Incentive and Share Award Plan of 2002 and the former 1996 Stock Option Plan, the weighted average exercise price and the number of stock options remaining available for issuance under the Long Term Incentive and Share Award Plan of 2002, all as at December 31, 2006.

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plans approved by security holders	247,500(1)	$0.40	39,000
Equity compensation plans not approved by security holders	525,000	$0.87	Nil
Total	772,500	$0.72	39,000

(1)	Of this amount, an aggregate of 96,000 stock options have been granted under our former 1996 Stock Option Plan and an aggregate of 151,500 under our Long Term Incentive and Share Award Plan of 2002.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSALS FOUR THROUGH SIX:

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS FOR THE FIVE MONTH TRANSITION YEAR ENDED DECEMBER 31, 2005 AND THE YEAR ENDED DECEMBER 31, 2006 AND THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

FOR THE YEAR ENDING DECEMBER 31, 2007

On November 28, 2006, Peterson Sullivan PLLC resigned as our principal independent accountant effective as of that date. On November 28, 2006 our board of directors approved the appointment of RSM Hemmelrath GmbH as our principal independent accountants to audit our financial statements. Our board of directors and audit committee approved the change in principal independent accountants.

The report on the financial statements prepared by Peterson Sullivan for the five month period ended December 31, 2005 and for the last two fiscal years ended July 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of our financial statements for the five month period ended December 31, 2005 and the two most recent years ended July 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Peterson Sullivan on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Peterson Sullivan, would have caused Peterson Sullivan to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

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During the five month period ended December 31, 2005 and the years ended July 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, RSM Hemmelrath GmbH was not consulted on any matter relating to application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

We retained RSM Hemmelrath GmbH to provide audit services during the year ended December 31, 2006. We formerly retained Peterson Sullivan PLLC to provide audit services and tax advice and planning during the five month transition period ended December 31, 2005 and the years ended July 31, 2005 and 2004. At the recommendation of the Audit Committee, the board of directors has selected RSM Hemmelrath GmbH as our independent registered public accounting firm for the year ending December 31, 2007, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of RSM Hemmelrath GmbH as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the board of directors is submitting the selection of RSM Hemmelrath GmbH to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of RSM Hemmelrath GmbH attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by RSM Hemmelrath GmbH as well as the fees charged by RSM Hemmelrath GmbH for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with RSM Hemmelrath GmbH can be found under the sections of this proxy statement entitled "Committees of the Board of Directors" and "Audit Committee Report."

Fees Paid to Independent Accountant

We retained RSM Hemmelrath GmbH to provide audit services during the year ended December 31, 2006. We formerly retained Peterson Sullivan PLLC to provide audit services and tax advice and planning during the five month transition period ended December 31, 2005.

Audit Fees: This category includes the fees for the examination of our consolidated financial statements and our quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of our interim financial statements, and the preparation of an annual "management letter" on internal control matters.

The aggregate fees billed by RSM Hemmelrath GmbH for professional services rendered for the audit of our financial statements for the year ended December 31, 2006 were $21,536. The aggregate fees billed by Peterson Sullivan PLLC for professional services rendered for the audit of our financial statements for the five month transition period ended December 31, 2005 were $151,742.

Audit Related Fees: We did not incur any audit related services during the year ended December 31, 2006 or for the five month transition period ended December 31, 2005.

Tax Fees: This consists largely of tax services provided in the United States. For the year ended December 31, 2006, we incurred and paid Peterson Sullivan PLLC $51,632 for tax compliance, tax advice and tax planning regarding United States tax matters. For the five month transition period ended December 31, 2005, we

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incurred and paid Peterson Sullivan PLLC an aggregate of $36,556 for tax compliance, tax advice and tax planning regarding United States tax matters.

All Other Fees: We did not incur any other fees, other than described above, during the year ended December 31, 2006, or the five month transition period ended December 31, 2005.

Our audit committee has adopted a policy governing the pre-approval by the audit committee of all services, audit and non-audit, to be provided to the corporation by our independent auditors. Under the policy, the audit committee has pre-approved the provision by our independent auditors of specific audit, audit related, tax and other non-audit services as being consistent with auditor independence. Requests or applications to provide services that require the specific pre-approval of the audit committee must be submitted to the audit committee by the independent auditors, and the independent auditors must advise the audit committee as to whether, in the independent auditor's view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence. The audit committee may delegate either type of pre-approval authority to one or more of its members.

The audit committee has considered the nature and amount of the fees billed by RSM Hemmelrath GmbH and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of RSM Hemmelrath GmbH.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of RSM Hemmelrath GmbH as our independent registered public accounting firm.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION

OF SELECTION OF THE INDEPENDENT ACCOUNTANTS FOR THE TRANSITION YEAR ENDED DECEMBER 31, 2005 AND THE YEAR ENDED DECEMBER 31, 2006 AND THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2008 proxy statement, your proposal must be received by us no later than December 27, 2007 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2008 Annual Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than December 27, 2007. While the board of directors will consider stockholder proposals, we reserve the right to omit from our 2008 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our company at our principal executive office, Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report on Form 10-KSB to Stockholders for the year ended December 31, 2006. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of March 9, 2007.

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AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, which was filed with the Securities and Exchange Commission on April 2, 2007, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our common shares upon written request to Michael J. Smith, Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the year ended December 31, 2006 and the five month transition period ended December 31, 2005, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The board of directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the common shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Michael J. Smith

Michael J. Smith

Chairman of the Board of Directors,

President, Chief Executive Officer,

Dated: April 16, 2007

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Proxy

CATHAY MERCHANT GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT UNIT 803, DINA HOUSE, RUTTONJEE CENTRE, 11 DUDDELL STREET, CENTRAL, HONG KONG SAR CHINA ON MAY 7, 2007, AT 9:00 AM (HONG KONG TIME)

The undersigned holder of common shares of Cathay Merchant Group, Inc. (the “Company”) hereby appoints Michael J. Smith, or failing him, Kitty Wong, or, instead, of any of the foregoing, __________________________________________

as the nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual general meeting (the “Meeting”) of stockholders of the Company to be held on May 7, 2007 and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the Meeting or such adjournment or adjournments thereof; provided, however, that without limiting the general authorization and power thereby given, the proxyholder named above is specifically directed, on any ballot that may be called for, to vote for or against, the common shares registered in the name of the undersigned as specified below (with a tick ( or an X):

The common shares represented by this proxy will be voted for or against in accordance with the foregoing directions on any ballot that may be called for and, if a choice is specified with respect to any matter to be acted upon, the common shares shall be voted accordingly. IF A SHAREHOLDER DOES NOT SPECIFY THAT THE COMMON SHARES ARE TO BE VOTED FOR OR AGAINST, SUCH COMMON SHARES WILL BE VOTED IN FAVOUR OF THE PROPOSAL ON ANY BALLOT THAT MAY BE CALLED FOR.

If any amendment or variations to matters identified in the notice of the Meeting are proposed at the Meeting or if any other matters properly come before the Meeting, this proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the person voting the proxy at the Meeting.

The undersigned holder hereby revokes any proxy previously given to attend and vote at the Meeting.

SIGN HERE:	__________________________________________________
Please Print Name:	__________________________________________________
Date:	__________________________________________________
Number of common shares Represented by Proxy:	__________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.	SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

Resolutions

(For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

PROPOSAL 1. RATIFICATION OF APPOINTMENT OF DIRECTORS.	For	Against

To ratify the appointment of Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann as the directors of the Company for the five month transition year of the Company ended December 31, 2005

	☐	☐
PROPOSAL 2. RATIFICATION OF APPOINTMENT OF DIRECTORS.	For	Against
To ratify the appointment of Michael J. Smith, Jelena Djordjevic-Lausevic, Mirjana Lausevic-Zdravkovic and Silke Brossmann as the directors of the Company for the 2006 fiscal year	☐	☐
PROPOSAL 3. ELECTION OF DIRECTORS.	For	Withhold
To elect as Director, Michael J. Smith	☐	☐
To elect as Director, Jelena Djordjevic-Lausevic	☐	☐
To elect as Director, Mirjana Lausevic-Zdravkovic	☐	☐
To elect as Director, Andrew Hung	☐	☐

PROPOSAL 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.	For	Against

To ratify the appointment of Peterson Sullivan PLLC, certified public accountants, as the independent accountants for the five month transition period ended December 31, 2005 and to ratify the remuneration paid to the independent accountants as determined by the Board of Directors

	☐	☐
PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.	For	Against

To ratify the appointment of RSM Hemmelrath GmbH as the independent registered public accounting firm for the year ended December 31, 2006, and to ratify the remuneration paid to the independent accountants as determined by the Board of Directors

	☐	☐
PROPOSAL 6. APPOINTMENT OF INDEPENDENT AUDITORS.	For	Against

To appoint RSM Hemmelrath GmbH as the independent registered public accounting firm for the year ending December 31, 2007, and to authorize the Board of Directors to fix the remuneration of the auditors.

	☐	☐

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INSTRUCTIONS FOR COMPLETION OF PROXY

1.

A shareholder has the right to appoint as his or her proxyholder a person (who need not be a shareholder) to attend and to act on his or her behalf at the meeting other than those persons designated above. A shareholder may do so by inserting the name of such other person in the blank space provided or by completing another proper form of proxy and, in either case, by delivering the completed form of proxy by mail or other delivery to the Secretary of the Company, not later than the day preceding the day of the meeting or by depositing it with the Secretary of the meeting prior to the commencement of the meeting.

Name:

2.

This form of the proxy must be dated and signed by the shareholder or his or her attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized.

3.	If this form of proxy is not dated, it is deemed to bear the date on which it was mailed by the management of the Company.

4.

If it is desired that the common shares represented by this proxy are to be voted for or against on any ballot that may be called for with respect to any matter, the appropriate box or boxes above provided for voting for or against should be marked (with a tick ( or an X).

5.	THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY

6.	THIS PROXY IS FOR USE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON MAY 7, 2007 AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

To be represented at the Meeting, this proxy form must be received at the office of American Stock Transfer by mail or by fax no later than the last day preceding the day of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

American Stock Transfer

86 Trinity Place
New York, NY 10006

Fax: Within North America: 212.306.5359

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